UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2004

HELMERICH & PAYNE, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	1-4221	73-0679879

(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

1437 South Boulder Avenue, Tulsa, Oklahoma	74119

(Address of Principal Executive Offices)	(Zip Code)

(918) 742-5531

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
SIGNATURES
EXHIBIT INDEX
Earnings Press Release

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On April 22, 2004, Helmerich & Payne, Inc. (“Registrant”) issued a press release announcing its financial results for its second quarter ended March 31, 2004. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized the undersigned to sign this report on its behalf.

HELMERICH & PAYNE, INC.

By:	/s/ Steven R. Mackey

Name: Steven R. Mackey
Title: Vice President

Dated: April 22, 2004

EXHIBIT INDEX

Exhibit No.	Description
99	Helmerich & Payne, Inc. earnings press release dated April 22, 2004